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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                DECEMBER 11, 1999


                              NETMOVES CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                     0-09613                 11-3025769
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
            incorporation)                                   Identification No.)


                               399 THORNALL STREET
                            EDISON, NEW JERSEY 08837
 -------------------------------------------------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code                (732) 906-2000



                                       N/A
 -------------------------------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report



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ITEM 5.  OTHER EVENTS

         NetMoves Corporation, a Delaware corporation ("NetMoves" or the "Issuer") has entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of December 11, 1999, with Mail.com, Inc. ("Mail.com") and Mast Acquisition Corp., a newly formed subsidiary of Mail.com ("Acquisition Sub"). The Merger Agreement provides for NetMoves to merge with and into Acquisition Sub (the "Merger") and to become a wholly owned subsidiary of Mail.com. A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

         The Merger Agreement provides for the issuance of 0.385336 share of Mail.com Class A common stock in exchange for each share of common stock of NetMoves outstanding immediately prior to the consummation of the Merger. Completion of the transaction is subject to the satisfaction of certain conditions, including approval of the stockholders of NetMoves at a special meeting to be held as soon as practicable and the expiration of antitrust regulatory waiting periods.

         Concurrently with the execution of the Merger Agreement, certain directors and officers entered into separate Company Voting Agreements with Mail.com. These directors and officers beneficially hold outstanding shares of NetMoves' common stock representing approximately 2.0% of NetMoves' outstanding common stock and options or warrants exercisable for NetMoves' common stock representing approximately an additional 10.8% of NetMoves' outstanding common stock. Pursuant to each such director's and officer's respective Company Voting Agreement, such director and officer has agreed, among other things, to vote his shares of NetMoves common stock in favor of approval and adoption of the Merger Agreement and approval of the Merger and against any competing transactions that may arise. A copy of the form of Company Voting Agreement is filed herewith as
Exhibit 2.2 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

          2.1 Agreement and Plan of Merger dated as of December 11, 1999 by and among Mail.com, Inc., Mast Acquisition Corp. and NetMoves Corporation.

          2.2 Form of Company Voting Agreement dated as of December 11, 1999 by and between Mail.com, Inc. and certain affiliates of NetMoves Corporation.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 16, 1999


                                      NETMOVES CORPORATION



                                      By: /s/ Thomas F. Murawski
                                          Thomas F. Murawski,
                                          President and
                                          Chief Executive Officer





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                                  EXHIBIT INDEX

Exhibit

2.1 Agreement and Plan of Merger dated as of December 11, 1999 by and among Mail.com, Inc., Mast Acquisition Corp. and NetMoves Corporation.*

2.2 Form of Company Voting Agreement dated as of December 11, 1999 by and between Mail.com, Inc. and certain affiliates of NetMoves Corporation.